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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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             [LOGO OF GLOBAL INDUSTRIAL TECHNOLOGIES APPEARS HERE]

                                     PROXY


        THIS PROXY IS SOLICITED BY GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

The undersigned hereby appoints Rawles Fulgham, Graham L. Adelman, Jeanette
H. Quay, and each of them, with full power of substitution, the proxies of the undersigned, to vote all of the outstanding common stock, par value $.25 per share ("Common Stock"), of Global Industrial Technologies, Inc. that the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company to be held on June 7, 1999, at 10:00 a.m. at the Adams Mark Hotel, 100 East Second Street, Tulsa, Oklahoma, or any adjournment or postponement of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND "AGAINST" ITEMS 2, 3, 4 AND 5. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF GLOBAL INDUSTRIAL TECHNOLOGIES, INC. DATED APRIL 16, 1999, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

                Continued and to be voted and signed on reverse

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                           . FOLD AND DETACH HERE .

             [LOGO OF GLOBAL INDUSTRIAL TECHNOLOGIES APPEARS HERE]

                            YOUR VOTE IS IMPORTANT!
                              PLEASE VOTE TODAY.

          MARK, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
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
     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1
                                                                 FOR  WITHHOLD         The proxies of the undersigned named above
1. To elect Sheldon R. Erikson to serve as a Class 1 Director    [_]    [_]            are authorized to vote, in their discretion,
   until the Annual Meeting of shareholders in 2002 or until                           upon such other matters as may properly come
   his successor is elected or qualified.                                              before the annual Meeting and any
                                                                                       adjournment or postponement thereof.
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   YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEMS 2, 3, 4 AND 5

                                                                 FOR  AGAINST  ABSTAIN Please sign exactly as name appears hereon.
2. Shareholder proposal calling for the sale of the Company.     [_]    [_]      [_]   When stock is held by joint tenants, both
                                                                                       should sign. When signing as attorney,
                                                                                       executor, administrator, trustee or guardian,
3. Shareholder proposal calling for the declassification of the                        please give full title as such. If a
   Board of Directors.                                           [_]    [_]      [_]   corporation, sign in full corporate name by
                                                                                       president or other authorized officer. If a
4. Shareholder proposal submitted by WHX Corporation calling                           partnership, sign in partnership name by
   for the declassification of the Board of Directors.           [_]    [_]      [_]   authorized person.
                                                                                       _____________________________________________
5. Shareholder proposal submitted by WHX Corporation calling
   for the redemption of the Company's Stockholder Rights Plan.  [_]    [_]      [_]   _____________________________________________
--------------------------------------------------------------------------------------  SIGNATURES

                                                                                       _____________________________________________
                                                                                        TITLE

                                                                                       _____________________________________________
                                                                                        DATE

                                                                                        Return Proxy Card in enclosed envelope
                                                                                        after completing, signing and dating.

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                           . FOLD AND DETACH HERE .


      [LOGO APPEARS HERE] GLOBAL INDUSTRIAL TECHNOLOGIES
                          Shareholders, Customers, Employees


                            YOUR VOTE IS IMPORTANT
                               PLEASE VOTE TODAY.


           MARK, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


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